EXHIBIT 99.4

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

  MORGAN STANLEY
  MSAC 2004-HE5

   All records

Selection Criteria: All records
Table of Contents

1. Summary Stats
2. Geographic Distribution of loans with current balance < $100k
3. Top 10 Cities of loans with current balance < $100k
4. Combined Original LTV Ratios (%) of loans with current balance < $100k
5. Geographic Distribution of loans with LTV above 85%
6. Top 10 Cities of loans with LTV above 85%
7. Combined Original LTV Ratios (%) of loans with LTV above 85%
8. Credit Scores of loans with LTV above 85%
9. Geographic Distribution of Investment Property loans
10. Top 10 Cities of Investment Property loans
11. Combined Original LTV Ratios (%) of Investment Property loans
12. Geographic Distribution of loans with FICO below 575
13. Top 10 Cities of loans with FICO below 575
14. Combined Original LTV Ratios (%) of loans with FICO below 575
15. Geographic Distribution of loans with Stated Documentation
16. Top 10 Cities of loans with Stated Documentation
17. Combined Original LTV Ratios (%) of loans with Stated Documentation
18. Seasoning
19. New Century Credit Grade
20. Top 10 Cities of Overall Pool
21. Top 10 Zip Codes of Overall Pool
22. Northern vs. Southern California

1. Summary Stats

% of pool with current balance < $100k: 12.91
% of pool with LTV ratio > 85%: 26.89
% of pool with Investor occupancy: 5.08
% of pool with FICO < 575: 27.36
% of pool with Stated Documentation: 45.77

2. Geographic Distribution of loans with current balance < $100k

-------------------------------------------------------------------------------------------------
                                            % of
                                           Mortgage
                                           Pool by
Geographic                    Aggregate   Aggregate    Weighted   Weighted    Weighted
Distribution       Number      Cut-off     Cut-off     Average     Average    Average    Weighted
of Loans            of          Date         Date       Gross     Remaining   Combined   Average
with current      Mortgage    Principal   Principal    Interest     Term      Original     FICO
balance <$100k     Loans      Balance($)   Balance     Rate(%)    (months)      LTV       Score
-------------------------------------------------------------------------------------------------
Texas                  296    20,997,406        15.2      7.579         311      79.43        587
California             291    18,809,089       13.62      9.129         300      90.65        656
Florida                218    16,404,699       11.88      7.518         343      79.93        598
Michigan                89     6,033,218        4.37      8.221         354      78.33        583
Ohio                    77     5,797,844         4.2      7.723         349      80.11        593
Indiana                 66     4,765,859        3.45      7.741         347      85.03        610
Tennessee               63     4,528,584        3.28      7.565         329      83.94        618
Washington              72     4,020,840        2.91      8.317         305      88.85        644
Missouri                47     3,484,320        2.52      7.879         343      82.29        583
Georgia                 52     3,449,327         2.5      8.138         322      82.59        599
Other                  739    49,832,549       36.08      8.008         330      82.43        613
Total:               2,010   138,123,735         100       8.02         327      82.85        611
-------------------------------------------------------------------------------------------------


3. Top 10 Cities of loans with current balance < $100k

-------------------------------------------------------------------------------------------------
                                            % of
                                           Mortgage
                                           Pool by
                              Aggregate   Aggregate    Weighted   Weighted    Weighted
Top 10 Cities      Number      Cut-off     Cut-off     Average     Average    Average    Weighted
of Loans            of          Date         Date       Gross     Remaining   Combined   Average
with current      Mortgage    Principal   Principal    Interest     Term      Original     FICO
balance <$100k     Loans      Balance($)   Balance     Rate(%)    (months)      LTV       Score
-------------------------------------------------------------------------------------------------
Houston TX              45     3,153,853        2.28      7.878         321       78.7        584
Detroit MI              37     2,528,854        1.83      8.172         357      79.99        584
San Antonio TX          33     2,131,951        1.54      7.697         301      78.52        581
Miami FL                27     2,039,639        1.48      7.315         349      74.22        615
Phoenix AZ              22     1,769,705        1.28      7.538         355       78.5        588
Las Vegas NV            26     1,639,717        1.19      8.311         321      87.55        662
El Paso TX              20     1,334,891        0.97      7.414         285      79.85        594
Saint Louis MO          17     1,233,528        0.89      8.038         348      81.07        579
Dallas TX               17     1,153,476        0.84      7.691         312      79.89        585
Jacksonville FL         15     1,074,061        0.78      6.786         333      81.62        602
Other                1,751   120,064,060       86.93      8.062         326      83.33        613
Total:               2,010   138,123,735         100       8.02         327      82.85        611
-------------------------------------------------------------------------------------------------


4. Combined Original LTV Ratios (%) of loans with current balance < $100k

-------------------------------------------------------------------------------------------------
                                            % of
                                           Mortgage
Combined                                   Pool by
Original LTV                  Aggregate   Aggregate    Weighted   Weighted    Weighted
Ratios (%)         Number      Cut-off     Cut-off     Average     Average    Average    Weighted
of loans            of          Date         Date       Gross     Remaining   Combined   Average
with current      Mortgage    Principal   Principal    Interest     Term      Original     FICO
balance <$100k     Loans      Balance($)   Balance     Rate(%)    (months)      LTV       Score
-------------------------------------------------------------------------------------------------
10.01 - 15.00            1        29,584        0.02      5.999         176      13.04        614
15.01 - 20.00            5       329,174        0.24      7.001         357      18.39        560
20.01 - 25.00            5       356,599        0.26      6.912         339      23.78        616
25.01 - 30.00            8       477,912        0.35      6.887         357      27.92        561
30.01 - 35.00            7       463,295        0.34      7.022         356      33.28        595
35.01 - 40.00            7       538,495        0.39      6.676         356      37.84        590
40.01 - 45.00           13       828,501         0.6       7.31         345      44.09        559
45.01 - 50.00           14       977,761        0.71      7.312         356      47.85        582
50.01 - 55.00            7       523,814        0.38      7.767         356      52.38        577
55.01 - 60.00           31     2,197,346        1.59      7.759         348       58.3        571
60.01 - 65.00           53     3,844,998        2.78      7.815         349      63.25        570
65.01 - 70.00           89     6,153,253        4.45      7.529         336      68.77        583
70.01 - 75.00          155    11,304,242        8.18      7.819         339      74.12        567
75.01 - 80.00          603    45,997,525        33.3      7.445         332      79.74        601
80.01 - 85.00          226    17,184,962       12.44      7.739         344      84.57        592
85.01 - 90.00          196    14,822,632       10.73      7.666         342      89.63        617
90.01 - 95.00           53     3,947,333        2.86      7.578         331      94.51        645
95.01 - 100.00         537    28,146,309       20.38      9.755         282      99.95        668
Total:               2,010   138,123,735         100       8.02         327      82.85        611
-------------------------------------------------------------------------------------------------


5. Geographic Distribution of loans with LTV above 85%

-------------------------------------------------------------------------------------------------
                                            % of
                                           Mortgage
                                           Pool by
Geographic                    Aggregate   Aggregate    Weighted   Weighted    Weighted
Distribution       Number      Cut-off     Cut-off     Average     Average    Average    Weighted
of Loans            of          Date         Date       Gross     Remaining   Combined   Average
with LTV          Mortgage    Principal   Principal    Interest     Term      Original     FICO
above 85%          Loans      Balance($)   Balance     Rate(%)    (months)      LTV       Score
-------------------------------------------------------------------------------------------------
California             573   108,311,181       37.64      7.122         344      91.88        645
Florida                162    21,557,232        7.49      7.239         351      91.98        627
New York                59    15,378,441        5.34      6.997         356      90.65        667
Washington              89    10,613,260        3.69      7.344         330      93.11        631
Massachusetts           37     8,842,690        3.07      7.256         353      91.71        642
Nevada                  55     8,059,487         2.8      7.619         345      91.74        636
Michigan                54     7,518,102        2.61      7.317         350      91.71        650
Texas                   62     6,685,303        2.32      7.539         342      91.46        613
Illinois                50     6,333,067         2.2      7.681         339      91.81        659
Virginia                40     6,246,206        2.17      7.413         350      93.08        618
Other                  703    88,201,848       30.65      7.501         343      92.26        633
Total:               1,884   287,746,817         100        7.3         345      91.98        639
-------------------------------------------------------------------------------------------------


6. Top 10 Cities of loans with LTV above 85%

-------------------------------------------------------------------------------------------------
                                            % of
                                           Mortgage
                                           Pool by
                              Aggregate   Aggregate    Weighted   Weighted    Weighted
Top 10 Cities      Number      Cut-off     Cut-off     Average     Average    Average    Weighted
of Loans            of          Date         Date       Gross     Remaining   Combined   Average
with LTV          Mortgage    Principal   Principal    Interest     Term      Original     FICO
above 85%          Loans      Balance($)   Balance     Rate(%)    (months)      LTV       Score
-------------------------------------------------------------------------------------------------
Los Angeles CA          39     7,909,091        2.75          7         344      92.36        652
Las Vegas NV            35     4,993,560        1.74      7.692         345      91.76        638
Sacramento CA           27     3,418,099        1.19      7.681         334      94.17        622
Miami FL                17     2,606,929        0.91      7.231         351      92.37        632
San Diego CA             8     2,597,948         0.9      6.672         356      92.02        653
Chula Vista CA           8     2,574,562        0.89      7.076         356      90.92        623
Moreno Valley CA        14     2,411,551        0.84      7.176         349      89.63        605
Elk Grove CA            10     2,176,680        0.76        7.3         355      92.29        651
Seattle WA              12     2,113,852        0.73      7.102         343      92.09        616
Riverside CA            12     2,090,515        0.73      6.924         349      93.17        652
Other                1,702   254,854,031       88.57      7.312         345      91.96        640
Total:               1,884   287,746,817         100        7.3         345      91.98        639
-------------------------------------------------------------------------------------------------


7. Combined Original LTV Ratios (%) of loans with LTV above 85%

-------------------------------------------------------------------------------------------------
                                            % of
                                           Mortgage
Combined                                   Pool by
Original LTV                  Aggregate   Aggregate    Weighted   Weighted    Weighted
Ratios (%)         Number      Cut-off     Cut-off     Average     Average    Average    Weighted
of loans            of          Date         Date       Gross     Remaining   Combined   Average
with LTV          Mortgage    Principal   Principal    Interest     Term      Original     FICO
above 85%          Loans      Balance($)   Balance     Rate(%)    (months)      LTV       Score
-------------------------------------------------------------------------------------------------
85.01 - 90.00          996   195,107,341       67.81      7.045         352       89.6        630
90.01 - 95.00          271    50,976,268       17.72      6.894         351      94.66        650
95.01 - 100.00         617    41,663,208       14.48      8.989         304       99.9        671
Total:               1,884   287,746,817         100        7.3         345      91.98        639
-------------------------------------------------------------------------------------------------


8. Credit Scores of loans with LTV above 85%

-------------------------------------------------------------------------------------------------
                                            % of
                                           Mortgage
                                           Pool by
                              Aggregate   Aggregate    Weighted   Weighted    Weighted
Credit Scores      Number      Cut-off     Cut-off     Average     Average    Average    Weighted
of Loans            of          Date         Date       Gross     Remaining   Combined   Average
with LTV          Mortgage    Principal   Principal    Interest     Term      Original     FICO
above 85%          Loans      Balance($)   Balance     Rate(%)    (months)      LTV       Score
-------------------------------------------------------------------------------------------------
500 - 524                8     1,337,840       0.46      8.109         355       89.93        515
525 - 549               32     5,269,854       1.83      7.844         353       89.52        538
550 - 574              159    25,842,129       8.98      7.369         351       89.79        560
575 - 599              224    32,840,441      11.41      7.671         348       91.48        588
600 - 624              322    53,046,141      18.44      7.184         347       91.36        612
625 - 649              348    54,254,327      18.85      7.184         347       91.74        637
650 - 674              302    45,752,675       15.9      7.332         344       92.78        662
675 - 699              227    30,223,464       10.5      7.373         335       93.46        687
700 - 724              139    21,083,794       7.33      7.119         345       93.31        711
725 - 749               62    10,365,834        3.6      6.939         336       93.19        737
750 - 774               40     5,323,048       1.85       6.88         325       93.01        761
775 - 799               17     1,968,820       0.68      7.546         329       94.63        788
800 +                    4       438,451       0.15      7.571         321       97.74        803
Total:               1,884   287,746,817        100        7.3         345       91.98        639
-------------------------------------------------------------------------------------------------



9. Geographic Distribution of Investment Property loans

-------------------------------------------------------------------------------------------------
                                            % of
                                           Mortgage
                                           Pool by
Geographic                    Aggregate   Aggregate    Weighted   Weighted    Weighted
Distribution       Number      Cut-off     Cut-off     Average     Average    Average    Weighted
of                  of          Date         Date       Gross     Remaining   Combined   Average
Investment        Mortgage    Principal   Principal    Interest     Term      Original     FICO
Property loans     Loans      Balance($)   Balance     Rate(%)    (months)      LTV       Score
-------------------------------------------------------------------------------------------------
California             109    22,530,386      41.41       7.16         351       78.55        650
New York                23     5,058,830        9.3      7.369         346       71.63        654
New Jersey              15     3,416,326       6.28      7.434         353       78.78        655
Florida                 35     3,366,013       6.19      7.503         344       76.26        619
Massachusetts            7     1,877,810       3.45      7.494         357       82.41        649
Texas                   21     1,778,388       3.27      7.614         331       80.49        652
Connecticut             13     1,679,900       3.09       7.26         356       83.92        655
Illinois                 9     1,598,946       2.94      7.374         349       82.42        677
Georgia                 10     1,148,503       2.11      7.447         350       81.99        656
Washington               7     1,030,620       1.89      7.268         356       76.64        635
Other                   94    10,928,711      20.08      7.476         356        79.6        655
Total:                 343    54,414,434        100      7.325         351        78.5        650
-------------------------------------------------------------------------------------------------


10. Top 10 Cities of Investment Property loans

-------------------------------------------------------------------------------------------------
                                            % of
                                           Mortgage
                                           Pool by
                              Aggregate   Aggregate    Weighted   Weighted    Weighted
Top 10             Number      Cut-off     Cut-off     Average     Average    Average    Weighted
Cities of           of          Date         Date       Gross     Remaining   Combined   Average
Investment        Mortgage    Principal   Principal    Interest     Term      Original     FICO
Property loans     Loans      Balance($)   Balance     Rate(%)    (months)      LTV       Score
-------------------------------------------------------------------------------------------------
Los Angeles CA          13     2,525,416       4.64      7.325         356       76.87        663
Oakland CA               5     1,229,934       2.26      6.799         356       80.19        651
San Diego CA             3       898,213       1.65      8.099         356       79.76        655
Chicago IL               3       714,786       1.31      6.734         358       78.35        698
Brooklyn NY              3       712,533       1.31      7.191         356       61.73        614
Riverside CA             3       660,163       1.21      7.785         357       81.01        634
Miami FL                 8       638,754       1.17      7.188         356       75.46        636
Las Vegas NV             3       610,913       1.12      6.887         356       77.37        616
San Leandro CA           1       548,613       1.01        6.9         357       84.62        619
Santa Rosa CA            2       541,863          1      6.727         357       77.79        611
Other                  299    45,333,247      83.31      7.349         350       78.75        651
Total:                 343    54,414,434        100      7.325         351        78.5        650
-------------------------------------------------------------------------------------------------


11. Combined Original LTV Ratios (%) of Investment Property loans

-------------------------------------------------------------------------------------------------
                                            % of
                                           Mortgage
                                           Pool by
Combined                      Aggregate   Aggregate    Weighted   Weighted    Weighted
Original LTV       Number      Cut-off     Cut-off     Average     Average    Average    Weighted
Ratios (%) of       of          Date         Date       Gross     Remaining   Combined   Average
Investment        Mortgage    Principal   Principal    Interest     Term      Original     FICO
Property loans     Loans      Balance($)   Balance     Rate(%)    (months)      LTV       Score
-------------------------------------------------------------------------------------------------
20.01 - 25.00            1        34,545       0.06       6.75         176       24.65        693
25.01 - 30.00            1        60,718       0.11       6.95         357       27.36        623
30.01 - 35.00            2       272,959        0.5      6.285         356       31.63        695
35.01 - 40.00            1        99,700       0.18        7.5         356       39.22        520
40.01 - 45.00            2       389,770       0.72       7.89         356       42.75        575
45.01 - 50.00            1        62,280       0.11       7.99         356          50        675
50.01 - 55.00            4       484,126       0.89      6.748         357       51.87        585
55.01 - 60.00           10     1,605,079       2.95      7.225         356       58.99        640
60.01 - 65.00           18     2,791,111       5.13       7.18         348       63.85        590
65.01 - 70.00           31     5,499,217      10.11       7.49         340       69.12        633
70.01 - 75.00           48     6,999,518      12.86      7.324         352        74.5        634
75.01 - 80.00           85    14,617,168      26.86      7.334         346       79.68        651
80.01 - 85.00           77    11,608,925      21.33      7.213         357       84.73        656
85.01 - 90.00           62     9,889,319      18.17      7.444         356       89.89        689
Total:                 343    54,414,434        100      7.325         351        78.5        650
-------------------------------------------------------------------------------------------------


12. Geographic Distribution of loans with FICO below 575

-------------------------------------------------------------------------------------------------
                                            % of
                                           Mortgage
                                           Pool by
Geographic                    Aggregate   Aggregate    Weighted   Weighted    Weighted
Distribution       Number      Cut-off     Cut-off     Average     Average    Average    Weighted
of Loans            of          Date         Date       Gross     Remaining   Combined   Average
with FICO         Mortgage    Principal   Principal    Interest     Term      Original     FICO
below 575          Loans      Balance($)   Balance     Rate(%)    (months)      LTV       Score
-------------------------------------------------------------------------------------------------
California             426    90,919,110      31.05      7.336         355       76.32        540
Florida                221    27,905,624       9.53       7.87         353       78.85        539
Texas                  214    20,330,943       6.94      7.986         331       79.62        540
New York                66    13,312,617       4.55      7.354         348       74.55        542
Massachusetts           53    10,856,214       3.71      7.216         352       78.14        543
Michigan                95    10,825,195        3.7      8.016         354       78.48        538
New Jersey              52    10,329,320       3.53      7.958         346       71.37        538
Maryland                52     9,075,797        3.1      7.947         350       76.51        537
Virginia                49     8,574,008       2.93      7.604         352       79.56        542
Illinois                53     8,544,891       2.92      8.069         357       78.56        540
Other                  637    82,117,813      28.05      7.782         352       79.04        540
Total:               1,918   292,791,531        100      7.649         351       77.61        540
-------------------------------------------------------------------------------------------------


13. Top 10 Cities of loans with FICO below 575

-------------------------------------------------------------------------------------------------
                                            % of
                                           Mortgage
                                           Pool by
                              Aggregate   Aggregate    Weighted   Weighted    Weighted
Top 10 Cities      Number      Cut-off     Cut-off     Average     Average    Average    Weighted
of loans            of          Date         Date       Gross     Remaining   Combined   Average
with FICO         Mortgage    Principal   Principal    Interest     Term      Original     FICO
below 575          Loans      Balance($)   Balance     Rate(%)    (months)      LTV       Score
-------------------------------------------------------------------------------------------------
Los Angeles CA          30     7,217,972       2.47      7.304         357        75.2        539
Miami FL                33     4,799,157       1.64      7.848         351       75.59        541
Houston TX              36     3,412,266       1.17      8.462         341       81.01        535
Sacramento CA           17     2,933,356          1        7.6         356       75.85        543
San Jose CA              8     2,707,754       0.92      6.744         355        76.8        553
Las Vegas NV            13     2,506,840       0.86      7.704         357       80.48        546
Brooklyn NY              8     2,125,888       0.73      6.679         357       73.65        544
Carson CA                8     1,948,147       0.67      7.181         357       74.45        533
Detroit MI              25     1,895,367       0.65      8.346         357       77.37        535
Phoenix AZ              17     1,732,652       0.59       7.72         357       72.98        538
Other                1,723   261,512,133      89.32      7.659         351       77.76        540
Total:               1,918   292,791,531        100      7.649         351       77.61        540
-------------------------------------------------------------------------------------------------


14. Combined Original LTV Ratios (%) of loans with FICO below 575

-------------------------------------------------------------------------------------------------
                                            % of
                                           Mortgage
                                           Pool by
Combined                      Aggregate   Aggregate    Weighted   Weighted    Weighted
Original LTV       Number      Cut-off     Cut-off     Average     Average    Average    Weighted
Ratios (%) of       of          Date         Date       Gross     Remaining   Combined   Average
loans with FICO   Mortgage    Principal   Principal    Interest     Term      Original     FICO
below 575          Loans      Balance($)   Balance     Rate(%)    (months)      LTV       Score
-------------------------------------------------------------------------------------------------
15.01 - 20.00            3       214,424       0.07      7.032         357       18.01        546
25.01 - 30.00            8       631,534       0.22      6.961         357       27.79        540
30.01 - 35.00            5       550,775       0.19      8.513         356       32.85        551
35.01 - 40.00            6       696,377       0.24       7.39         356       37.39        528
40.01 - 45.00           15     1,602,612       0.55      7.876         357       43.16        535
45.01 - 50.00           17     2,134,807       0.73      7.796         356       47.56        534
50.01 - 55.00           23     3,862,002       1.32       7.63         356       52.98        537
55.01 - 60.00           53     6,870,826       2.35      7.775         352       58.34        539
60.01 - 65.00          101    14,450,647       4.94      7.543         354       63.59        536
65.01 - 70.00          168    28,018,055       9.57      7.764         352       68.76        535
70.01 - 75.00          295    44,885,375      15.33      7.778         351       74.24        533
75.01 - 80.00          593    87,021,080      29.72      7.677         348       79.53        537
80.01 - 85.00          432    69,403,193       23.7      7.568         353       84.61        546
85.01 - 90.00          197    31,974,641      10.92      7.492         352       89.71        555
90.01 - 95.00            2       475,182       0.16      6.438         357       92.55        560
Total:               1,918   292,791,531        100      7.649         351       77.61        540
-------------------------------------------------------------------------------------------------


15. Geographic Distribution of loans with Stated Documentation

-------------------------------------------------------------------------------------------------
                                            % of
                                           Mortgage
                                           Pool by
Geographic                    Aggregate   Aggregate    Weighted   Weighted    Weighted
Distribution       Number      Cut-off     Cut-off     Average     Average    Average    Weighted
of Loans            of          Date         Date       Gross     Remaining   Combined   Average
with Stated       Mortgage    Principal   Principal    Interest     Term      Original     FICO
Documentation      Loans      Balance($)   Balance     Rate(%)    (months)      LTV       Score
-------------------------------------------------------------------------------------------------
California             958   206,428,906      42.14      7.082         352       80.45        643
Florida                251    36,223,089       7.39       7.54         355       81.03        621
New York               143    36,146,444       7.38      7.087         354       80.44        651
New Jersey              79    19,001,773       3.88      7.546         352        76.8        616
Illinois                97    16,858,289       3.44      7.472         354       82.14        650
Texas                  129    14,089,909       2.88      7.713         345       80.73        625
Massachusetts           57    13,574,335       2.77      7.282         356       81.99        634
Washington              83    11,816,682       2.41       7.22         347       82.86        654
Nevada                  75    11,543,816       2.36       7.45         350       83.74        650
Maryland                55     9,596,766       1.96      7.632         355        80.1        626
Other                  801   114,611,019       23.4      7.474         352       81.43        639
Total:               2,728   489,891,028        100      7.286         352       80.82        640
-------------------------------------------------------------------------------------------------


16. Top 10 Cities of loans with Stated Documentation

-------------------------------------------------------------------------------------------------
                                            % of
                                           Mortgage
                                           Pool by
                              Aggregate   Aggregate    Weighted   Weighted    Weighted
Top 10 Cities      Number      Cut-off     Cut-off     Average     Average    Average    Weighted
of loans with       of          Date         Date       Gross     Remaining   Combined   Average
Stated            Mortgage    Principal   Principal    Interest     Term      Original     FICO
Documentation      Loans      Balance($)   Balance     Rate(%)    (months)      LTV       Score
-------------------------------------------------------------------------------------------------
Los Angeles CA          64    13,607,131       2.78      7.126         352       79.57        630
Las Vegas NV            46     7,537,904       1.54      7.321         352       83.91        655
Miami FL                47     7,093,468       1.45      7.485         355       77.86        623
Chicago IL              35     6,749,570       1.38      7.122         355       81.81        663
San Jose CA             24     6,384,002        1.3      6.979         353       81.94        643
Sacramento CA           28     4,819,620       0.98      7.326         348       81.58        649
San Diego CA            17     4,726,695       0.96      7.154         356          82        653
Elk Grove CA            17     4,394,843        0.9      6.879         355        83.4        660
Long Beach CA           19     4,292,013       0.88      6.829         354       79.29        644
Santa Ana CA            17     4,146,510       0.85      7.091         350       78.57        659
Other                2,414   426,139,272      86.99      7.306         352       80.81        639
Total:               2,728   489,891,028        100      7.286         352       80.82        640
-------------------------------------------------------------------------------------------------


17. Combined Original LTV Ratios (%) of loans with Stated Documentation

-------------------------------------------------------------------------------------------------
                                            % of
                                           Mortgage
Combined                                   Pool by
Original LTV                  Aggregate   Aggregate    Weighted   Weighted    Weighted
Ratios (%) of      Number      Cut-off     Cut-off     Average     Average    Average    Weighted
loans with          of          Date         Date       Gross     Remaining   Combined   Average
Stated            Mortgage    Principal   Principal    Interest     Term      Original     FICO
Documentation      Loans      Balance($)   Balance     Rate(%)    (months)      LTV       Score
-------------------------------------------------------------------------------------------------
15.01 - 20.00            1        99,795       0.02       7.95         357       18.18        530
20.01 - 25.00            2       179,580       0.04      7.303         357       23.12        595
25.01 - 30.00            3       232,432       0.05      7.718         357       27.94        565
30.01 - 35.00            9     1,367,288       0.28       6.61         356       33.26        638
35.01 - 40.00            4       628,187       0.13      6.984         356       36.69        588
40.01 - 45.00            9     1,414,178       0.29      7.071         356       43.27        603
45.01 - 50.00           22     3,475,790       0.71      7.448         350       47.74        589
50.01 - 55.00           20     4,094,436       0.84      7.314         356       53.17        600
55.01 - 60.00           31     5,304,999       1.08      7.522         356       58.99        595
60.01 - 65.00           55    10,749,887       2.19      7.223         355       63.24        589
65.01 - 70.00          146    28,033,033       5.72      7.462         353        68.7        584
70.01 - 75.00          204    37,721,796        7.7      7.441         353       74.04        597
75.01 - 80.00        1,165   216,388,035      44.17      6.993         355       79.79        657
80.01 - 85.00          307    61,992,270      12.65      7.318         355       84.57        615
85.01 - 90.00          404    87,728,245      17.91      7.343         356       89.65        649
90.01 - 95.00           61    12,868,978       2.63       7.24         352       94.94        671
95.01 - 100.00         285    17,612,097        3.6      9.902         292       99.94        696
Total:               2,728   489,891,028        100      7.286         352       80.82        640
-------------------------------------------------------------------------------------------------


18. Seasoning

Minimum: 2
Maximum: 13
Non-Zero Weighted Average: 3.57


19. New Century Credit Grade

-------------------------------------------------------------------------------------------------
                                            % of
                                           Mortgage
                                           Pool by
                              Aggregate   Aggregate    Weighted   Weighted    Weighted
                   Number      Cut-off     Cut-off     Average     Average    Average    Weighted
                    of          Date         Date       Gross     Remaining   Combined   Average
New Century       Mortgage    Principal   Principal    Interest     Term      Original     FICO
Credit Grade       Loans      Balance($)   Balance     Rate(%)    (months)      LTV       Score
-------------------------------------------------------------------------------------------------
A                    787     141,949,770      13.26      7.179         353       81.61        643
AA                 3,180     523,943,608      48.95      6.906         348       83.61        630
A-                   654     101,395,567       9.47      7.413         350       78.69        574
A+                   923     165,421,986      15.46      6.868         353       80.57        638
B                    600      86,060,001       8.04      7.694         349       76.24        554
C                    263      38,547,255        3.6      8.103         353       71.23        549
C-                    23       3,250,061        0.3      9.567         356       62.46        568
FICO                  34       9,694,337       0.91      4.621         296       83.84        731
Total:             6,464   1,070,262,586        100      7.078         350       81.31        620
-------------------------------------------------------------------------------------------------


20. Top 10 Cities of Overall Pool

-------------------------------------------------------------------------------------------------
                                            % of
                                           Mortgage
                                           Pool by
                              Aggregate   Aggregate    Weighted   Weighted    Weighted
                   Number      Cut-off     Cut-off     Average     Average    Average    Weighted
                    of          Date         Date       Gross     Remaining   Combined   Average
Top 10 Cities     Mortgage    Principal   Principal    Interest     Term      Original     FICO
of Overall Pool    Loans      Balance($)   Balance     Rate(%)    (months)      LTV       Score
-------------------------------------------------------------------------------------------------
Los Angeles CA       118      27,121,057       2.53      6.887         353       80.38        625
Miami FL              96      14,696,451       1.37       7.25         354        79.3        611
Las Vegas NV          85      13,863,383        1.3      7.211         352       83.87        631
Sacramento CA         62      10,220,665       0.95      7.156         349       83.14        621
San Jose CA           35       9,813,369       0.92      6.747         353        80.6        635
San Diego CA          33       9,377,482       0.88      6.841         356       81.32        639
Brooklyn NY           33       9,250,409       0.86      6.468         354       73.67        632
Chicago IL            50       9,132,546       0.85      7.169         355       81.18        647
Long Beach CA         31       7,210,282       0.67      6.729         355       79.35        628
Riverside CA          36       7,160,053       0.67      6.784         351       82.04        622
Other              5,885     952,416,888      88.99      7.094         349        81.4        619
Total:             6,464   1,070,262,586        100      7.078         350       81.31        620
-------------------------------------------------------------------------------------------------


21. Top 10 Zip Codes of Overall Pool

-------------------------------------------------------------------------------------------------
                                            % of
                                           Mortgage
                                           Pool by
                              Aggregate   Aggregate    Weighted   Weighted    Weighted
                   Number      Cut-off     Cut-off     Average     Average    Average    Weighted
Top 10 Zip          of          Date         Date       Gross     Remaining   Combined   Average
Codes of          Mortgage    Principal   Principal    Interest     Term      Original     FICO
Overall Pool       Loans      Balance($)   Balance     Rate(%)    (months)      LTV       Score
-------------------------------------------------------------------------------------------------
92336                 17       3,861,247       0.36      6.411         344       82.83        609
95758                 15       3,704,827       0.35      6.745         343       82.67        669
91342                 11       3,013,284       0.28      6.628         349       84.06        636
90650                 13       2,892,100       0.27      6.723         354       78.01        621
93033                 11       2,748,323       0.26      6.495         353       81.61        610
94565                 10       2,485,321       0.23      6.579         345       80.22        626
91344                  8       2,453,209       0.23      6.726         351       85.27        604
95624                  8       2,429,115       0.23      7.137         338        81.5        623
92804                  9       2,416,302       0.23      6.076         355       81.13        683
93550                 17       2,397,138       0.22      7.008         345        81.6        627
Other              6,345   1,041,861,720      97.35       7.09         350       81.29        619
Total:             6,464   1,070,262,586        100      7.078         350       81.31        620
-------------------------------------------------------------------------------------------------


22. Northern vs. Southern California

---------------------------------------------------------------------------------------------------------------
                                                     % of
                                                    Mortgage
                                                    Pool by
                                     Aggregate     Aggregate      Weighted    Weighted     Weighted
                         Number       Cut-off       Cut-off       Average      Average     Average     Weighted
Northern vs.              of           Date           Date         Gross      Remaining    Combined    Average
Southern                Mortgage     Principal     Principal      Interest      Term       Original      FICO
California               Loans       Balance($)     Balance       Rate(%)     (months)       LTV        Score
---------------------------------------------------------------------------------------------------------------
California-Northern         609     132,705,504       33.15         6.741         349        81.7           633
California-Southern       1,225     267,599,435       66.85         6.834         353        80.48          626
Total:                    1,834     400,304,940         100         6.803         351        80.89          628
---------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.